SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 22, 2002

                                 Razorfish, Inc.

             (exact name of registrant as specified in its charter)

          Delaware                    000-25847                  13-3804503
          --------                    ---------                  ----------
(State or other jurisdiction   (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)

         11 Beach Street, New York, New York             10013
         -----------------------------------             -----
      (Address of principal executive offices)         (zip code)

       Registrant's Telephone Number, including Area Code: (212) 966-5960

                                       N/A

          (Former name or former address, if changed since last report)

Item 1.       Changes in Control of Registrant

              Not applicable.

Item 2.       Acquisitions or Disposition of Assets

              Not applicable.

Item 3.       Bankruptcy or Receivership

              Not applicable.

Item 4.       Changes in Registrant's Certifying Accountant

              Not applicable.

Item 5.       Other Events

              On November 22, 2002, Razorfish, Inc. issued a press release (which is attached hereto as an Exhibit 99) announcing that it and SBI and Company have signed a definitive agreement for SBI and Company to acquire Razorfish.

Item 6.       Resignation of Registrant's Directors

              Not applicable.

Item 7.       Financial Statements and Exhibits

              (a)  Financial Statements of Businesses Acquired.

                          Not applicable.

              (b   Pro Forma Financial Information.

                          Not applicable.

              (c)  Exhibits

                    Item 601(a) of
                    Regulation S-K
                      Exhibit No.                     Description
                      -----------                     -----------

                          99 Press release announcing that it and SBI and Company have signed a definitive agreement for SBI and Company to acquire Razorfish.

Item 8.       Change in Fiscal Year

              Not applicable.

Item 9.       Regulation FD Disclosure

              Not applicable.


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    RAZORFISH, INC.
                                    (Registrant)


Dated: November 22, 2002            By: /s/ John J. Roberts
                                        ---------------------------------
                                        Name:  John J. Roberts
                                        Title: Chief Financial Officer


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

                                INDEX TO EXHIBIT


Exhibit No.                                  Description
-----------                                  -----------

99 Press release announcing that it and SBI and Company have signed a definitive agreement for SBI and Company to acquire Razorfish.


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